Customer accounts and amounts due to banks (Tables)	9 Months Ended
Sep. 30, 2019
Customer accounts and amounts due to banks
Summary of customer accounts and amounts due to banks

	As of	As of
	December 31,	September 30,
	2018	2019
Individuals’ current/demand accounts	10,844	10,552
Legal entities’ current/demand accounts	3,767	3,772
Term deposits	2,103	2,899
Due to banks	1,391	1,271
Total customer accounts and amounts due to banks	18,105	18,494
Including long-term deposits	237	363